Exhibit 10.14

LEASE AMENDMENT AGREEMENT

THIS LEASE AMENDMENT AGREEMENT dated the 25th day of August, 2014

BETWEEN:

MORGUARD PERFORMANCE COURT LIMITED

a company incorporated under the laws of the Province of Ontario

(the “Landlord”)

AND:

SHOPIFY INC.

a company incorporated under the laws of Canada

(the “Tenant”)

WHEREAS:

A.	By a lease dated the 28th day of February, 2014, (the “Lease”) the Landlord leased to the Tenant for and during a term of 11 years in respect of Floors 6, 7, 8 and 9, and 10 years and 6 months in respect of Floors 10 and 11, in each case expiring on the 31st day of December, 2025, certain premises as more particularly described in the Lease, located at 150 Elgin Street, in the City of Ottawa, in the Province of Ontario.

B.	Capitalized terms used in this agreement have the same meanings as are respectively ascribed thereto in the Lease, except as herein otherwise expressly provided.

D.	The parties hereto desire to amend certain provisions of the Lease:

NOW THEREFORE THIS LEASE AMENDMENT AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by each party hereto to the other (the receipt and sufficiency whereof is hereby acknowledged), the parties hereto covenant and agree that the Lease be and the same is hereby amended effective the 1st day of January, 2015 (the “Effective Date”) as follows:

1. Item 5. RENTABLE AREA OF LEASED PREMISES of the Term Sheet is hereby deleted and the following is substituted therefor:

“5.	RENTABLE AREA OF LEASED PREMISES

A. January 1, 2015 to June 30, 2015 – Floors 6, 7, 8 and 9 (Initial Premises)

72,150 square feet subject to adjustment in accordance with the definition of Rentable Area and Section 4.08. the Rentable Area of the Leased Premises shall be calculated in accordance with the BOMA ANSI standards ANSI Z651.1-1996.

B. July 1, 2015 to December 31, 2025 – Floors 6, 7, 8, 9, 10 and 11 (Final Premises)

104,984 square feet subject to adjustment in accordance with the definition of Rentable Area and Section 4.08. the Rentable Area of the Leased Premises shall be calculated in accordance with the BOMA ANSI standards ANSI Z651.1-1996.

The approximate Rentable Area of the Additional Premises is 32,834 square feet”

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2. Item 8. BASIC RENT of the Term Sheet is hereby deleted and the following is substituted therefor:

“8.	BASIC RENT

Period	Annual Basic Rent Per Square Foot of Rentable Area	Annual Basic Rent	Monthly Installment
January 1, 2015 to June 30, 2015	$25.00	$1,803,750.00	$150,312.50
July 1, 2015 to December 31, 2016	$25.00	$2,624,600.00	$218,716.67
January 1, 2017 to December 31, 2018	$26.00	$2,729,584.00	$227,465.33
January 1, 2019 to December 31, 2019	$26.50	$2,782,076.00	$231,839.67
January 1, 2020 to December 31, 2020	$27.00	$2,834,568.00	$236,214.00
January 1, 2021 to December 31, 2021	$27.50	$2,887,060.00	$240,588.33
January 1, 2022 to December 31, 2022	$28.00	$2,939,552.00	$244,962.67
January 1, 2023 to December 31, 2023	$28.50	$2,992,044.00	$249,337.00
January 1, 2024 to December 31, 2025	$30.00	$3,149,520.00	$262,460.00

Lease Remains in Force - Except with respect to the amendments contained herein, all other terms and conditions contained in the Lease shall remain unamended and in full force and effect.

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Binding Effect - This agreement shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the heirs, executors and administrators and the permitted successors and assigns of the Tenant.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the date first above written.

LANDLORD: MORGUARD PERFORMANCE COURT LIMITED

By:	/s/ Paul Miatello
Name:	Paul Miatello
Title:	Chief Financial Officer c/s

By:	/s/ Beverly G. Flynn
Name:	Beverly G. Flynn
Title:	Secretary

We have authority to bind the corporation

TENANT:
SHOPIFY INC.

WITNESS to signature of Tenant:

Signature:	/s/ Michael Gagnon	By:	/s/ Russell Jones
		Name:	Russell Jones
Print Name:	Michael Gagnon	Title:	CFO c/s

Address:	117 Murray Street	I/We have authority to bind the corporation

Ottawa, ON

Occupation:	Controller

MORGUARD June 2010 - Lease Amendment Agreement	Page 3